Offerings - Offering: 1	Sep. 11, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 1,400,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 214.34
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 59,355 Shares (approximately 10.0% of the net assets of the Fund as of August 29, 2025) based on a net asset value per Share as of close of business on August 29, 2025 of $23.59.